                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1    Articles of Incorporation of Twentieth Century Strategic Asset
Allocations, Inc., dated March 31, 1994 (filed as Exhibit 1a to Pre-Effective
Amendment No. 3 to the Registration Statement of the Registrant on December 1,
1995, File No. 33-79482, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth Century Strategic Asset
Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to Pre-Effective
Amendment No. 3 to the Registration Statement of the Registrant on December 1,
1995, File No. 33-79482, and incorporated herein by reference).

EX-99.a3    Articles Supplementary of Twentieth Century Strategic Asset
Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to Pre-Effective
Amendment No. 4 to the Registration Statement of the Registrant on February 5,
1996, File No. 33-79482, and incorporated herein by reference).

EX-99.a4    Articles of Amendment of Twentieth Century Strategic Asset
Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1d to Pre-Effective
Amendment No. 4 to the Registration Statement of the Registrant on February 5,
1996, File No. 33-79482, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of Twentieth Century Strategic Asset
Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1e to Pre-Effective
Amendment No. 4 to the Registration Statement of the Registrant on February 5,
1996, File No. 33-79482, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of Twentieth Century Strategic Asset
Allocations, Inc., dated September 9, 1996 (filed as an Exhibit to
Post-Effective Amendment No. 4 to the Registration Statement of the Registrant
on January 5, 1999, File No. 33-79482, and incorporated herein by reference).

EX-99.a7    Articles of Amendment of Twentieth Century Strategic Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to Post-Effective
Amendment No. 2 to the Registration Statement of the Registrant on March 26,
1997, File No. 33-79482, and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to Post-Effective
Amendment No. 2 to the Registration Statement of the Registrant on March 26,
1997, File No. 33-79482, and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated February 16, 1999, (filed as an Exhibit to
Post-Effective Amendment No. 6 to the Registration Statement of the Registrant
on March 30, 1999, File No. 33-79482, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated August 2, 1999, (filed as an Exhibit to Post-Effective
Amendment No. 7 to the Registration Statement of the Registrant on March 31,
2000, File No. 33-79482, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated May 22, 2000 (filed as Exhibit a11 to Post-Effective
Amendment No. 10 to the Registration Statement of the Registrant on June 30,
2000, File No. 33-79482, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated May 5, 2001 (filed as Exhibit a12 to Post-Effective
Amendment No. 13 to the Registration Statement of the Registrant on April 20,
2001, File No. 33-79482, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated August 14, 2003 (filed as Exhibit a13 to Post-Effective
Amendment No. 17 to the Registration Statement of the Registrant on August 28,
2003, File No. 33-79482, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated February 24, 2004 (filed as Exhibit a13 to
Post-Effective Amendment No. 18 to the Registration Statement of the Registrant
on March 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated July 20, 2004, (filed as Exhibit a15 to Post-Effective
Amendment No. 19 to the Registration Statement of the Registrant on July 30,
2004, File No. 33-79482, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated August 18, 2004 (filed as Exhibit a16 to Post-Effective
Amendment No. 20 to the Registration Statement of the Registrant on September
29, 2004, File No. 33-79482,and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated January 13, 2005 (filed as Exhibit a17 to
Post-Effective Amendment No. 21 to the Registration Statement of the Registrant
on January 28, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.a18   Certificate of Correction of American Century Strategic Asset
Allocations, Inc., dated March 28, 2005.

EX-99.a19   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated June 7, 2005.

EX-99.a20   Articles Supplementary of American Century Strategic Asset
Allocations, Inc., dated December 13, 2005.

EX-99.b     Amended and Restated By-Laws, dated September 21, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 21 to the Registration Statement of
the Registrant on January 28, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, Article Eighth and Article Ninth
of Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) to
Pre-Effective Amendment No. 3 on Form N-1A of the Registrant; and Sections 3, 4,
5, 7, 8, 9, 10, 11, 22, 25, 30, 31, 33, 39, 45 and 46 of Registrant's Amended
and Restated By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated Management Agreement with American Century
Investment Management, Inc., July 29, 2005 (filed as Exhibit 6(a) to the
Registration Statement on Form N-14 of the Registrant on December 22, 2005, File
No. 33-79482, and incorporated herein by reference).

EX-99.d2    Investment Subadvisory Agreement with American Century Investment
Management, Inc. and American Century Global Investment Management, Inc., dated
January 1, 2005 (filed as Exhibit d2 to Post-Effective Amendment No. 22 to the
Registration Statement of the Registrant on March 30, 2005, File No. 33-79482,
and incorporated herein by reference).

EX-99.e     Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated March 30, 2006.

EX-99.g1    Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit 8d to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of American Century Variable Portfolios II, Inc. on
January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6    Registered Investment Company Custody Agreement with Goldman, Sachs
& Co., dated February 6, 2006.

EX-99.h1    Transfer Agency Agreement with Twentieth Century Services, Inc., dated February 1, 1996 (filed as Exhibit 9 to Pre-Effective Amendment No. 4 to the Registration Statement of the Registrant on February 5, 1996, File No.
33-79482, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3    Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h13 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated March 30, 2005 (filed as
Exhibit i to Post-Effective Amendment No. 22 to the Registration Statement of
the Registrant on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated March 28, 2006.

EX-99.j2    Power of Attorney, dated December 13, 2005 (filed as Exhibit j2 to
Post-Effective Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds, Inc. on December 14, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated December 13, 2005 (filed as Exhibit
j3 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century World Mutual Funds, Inc. on December 14, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of American Century Capital Portfolios, Inc. on
February 17, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15d to
Post-Effective Amendment No. 77 to the Registration Statement of American
Century Mutual Funds, Inc. on July 17, 1997, File No. 2-14213, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement of American
Century Mutual Funds, Inc. on February 26, 1998, File No. 2-14213, and
incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement of American
Century Capital Portfolios, Inc. on June 26, 1998, File No. 33-64872, and
incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 13, 1998, File No. 33-39242, and
incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement of American
Century Mutual Funds, Inc. on February 26, 1999, File No. 2-14213, and
incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement of American Century Capital
Portfolios, Inc. on July 29, 1999, File No. 33-64872, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 1999, File No. 2-14213, and
incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement of American Century World Mutual
Funds, Inc. on May 24, 2000, File No. 33-39242, and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc. on April 19, 2001, File No. 33-39242, and
incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of American
Century Mutual Funds, Inc. on December 13, 2001, File No. 2-14213, and
incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc. on October 1, 2002, File No. 33-39242, and
incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement of American
Century Capital Portfolios, Inc. on July 29, 2004, File No. 33-64872, and
incorporated herein by reference).

EX-99.m14   Master Distribution and Individual Shareholder Services Plan (C
Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement of American Century World Mutual Funds,
Inc. on April 19, 2001, File No. 33-39242, and incorporated herein by reference).

EX-99.m15   Amendment No. 1 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to
Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc. on April 19, 2001, File No. 33-39242, and
incorporated herein by reference).

EX-99.m16   Amendment No. 2 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m15 to
Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc. on October 1, 2002, File No. 33-39242, and
incorporated herein by reference).

EX-99.m17   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated February 27, 2004 (filed as Exhibit
m16 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc. on February 26, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m18   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on September 29, 2004, File No.
33-79482, and incorporated herein by reference).

EX-99.m19   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated November 17, 2004 (filed as Exhibit
m19 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m20   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated March 30, 2006.

EX-99.m21   Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds filed on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m22   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (A Class), dated February 27, 2004 (filed as Exhibit m18 to Post-Effective
Amendment No. 104 to the Registration Statement of the Registrant filed on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23   Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (A Class), dated September 30, 2004 (filed as Exhibit m22 to Post-Effective
Amendment No. 106 to the Registration Statement of American Century Mutual
Funds, Inc. on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m24   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m25   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m26   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m27   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated March 30, 2006.

EX-99.m28   Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m29   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated February 27, 2004 (filed as Exhibit
m20 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m30   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m31   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m32   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m33   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m34   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated March 30, 2006.

EX-99.m35   Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of the Registrant on August 28, 2003, File
No. 33-79482, and incorporated herein by reference).

EX-99.m36   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m37   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated February 24, 2005 (filed as Exhibit
m30 to Post-Effective Amendment No. 22 of the Registrant on March 30, 2005, File
No. 33-79482, and incorporated herein by reference).

EX-99.m38   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated July 29, 2005 (filed as Exhibit m33 to Post-Effective Amendment No. 111 to the Registration Statement of American
Century Mutual Funds, Inc. on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.m39   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated September 29, 2005 (filed as Exhibit
m22 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m40   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated March 30, 2006.

EX-99.n1    Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of the Registrant on August 28, 2003, File No.
33-79482, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 of the Registrant on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10   Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11   Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12   Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006.

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration Statement
of American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference).